[NORTH TRACK LOGO]
SHARPEN YOUR FOCUS

SEMI-ANNUAL REPORT
TO SHAREHOLDERS (Unaudited)

June 30, 2002

> CASH RESERVE FUND

  Class B and Class X
  Common Stock
  (Retail Shares)

[NORTH TRACK LOGO]
SHARPEN YOUR FOCUS

SEMI-ANNUAL REPORT
TO SHAREHOLDERS (Unaudited)

June 30, 2002


> CASH RESERVE FUND

  Class Y
  Common Stock
  (Institutional Shares)

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                           JUNE 30, 2002 (UNAUDITED)

                                                                 August 16, 2002

DEAR SHAREHOLDER:

I'm pleased to provide you with the 2002 semi-annual report for the North Track Cash Reserve Fund. Over the past year, we've witnessed a phenomenon, as investors cashed out of the equity markets and headed toward the relative safety and stability of money market investments. Your Fund benefited from this exodus, as its assets among all share classes grew from $165.6 million to $201.6 million in the last year.

Much of the shift to money market investments can be attributed to the negative sentiment that individual investors have with the equity markets. This negative sentiment also brought about another phenomenon -- investors are overweighted in cash.

This represents a tremendous re-building opportunity for investors. In this regard, we are observing an increased number of investors and consultants alike who are approaching portfolio development a little differently. This "new" approach combines a selection of sector-specific index funds -- predominantly in blue-chips, technology, health care and financial services -- and adding more style-specific, actively managed funds on top of this base.

In the end, making regular contributions into a portfolio that combines index and actively managed funds is helping a growing number of investors diversify their holdings, and preparing them for the time when the markets start to turn.

Sincerely,

/s/ Robert J. Tuszynski

Robert J. Tuszynski
President

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                          SEMIANNUAL REPORT COMMENTARY
                           JUNE 30, 2002 (UNAUDITED)

Short-term rates continued to fall during the first half of 2002. Investor confidence was shattered by corporate governance and accounting irregularities that called into question the reliability of corporate earnings announcements and the very integrity of management. The one-year Libor rate fell 16 basis points to end the period at 2.28% (on a year-over-year basis, one-year Libor has fallen 190 basis points). We expect that economic growth will gain momentum for the remainder of 2002 and produce a higher interest rate environment. We therefore plan to reduce the average maturity of the Fund from its current average of 65 days to 45-55 days.

The Fund's average maturity lengthened to 65 days from 57 days, as its assets declined to $183 million from $209 million. The lengthening of the average maturity during the first half of 2002 allowed the Fund to maintain its gross yield, whereas our peers, with shorter average maturities, experienced lower yields resulting from reinvestment risk.

As of June 30, the Fund's holdings were allocated as follows: Commercial Paper - 61%; Corporate notes - 31%; Government - 6%; Money Market - 2%.

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      CLASS X COMMON STOCK (RETAIL SHARES)
                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of North Track Funds, Inc.'s. Cash Reserve Fund outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                 FOR THE SIX
                                                 MONTHS ENDED                        FOR THE YEARS ENDED DECEMBER 31,
                                                JUNE 30, 2002         ------------------------------------------------------
                                                 (UNAUDITED)          2001         2000        1999         1998        1997
                                                  ----------          ----         ----        ----         ----        ----
(Selected data for each retail share of the Fund
outstanding throughout the periods)
Net asset value, beginning of period               $   1.00         $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                   --------         --------     --------    --------     --------    --------
Income from investment operations:
   Net investment income                               0.01             0.03         0.06        0.04         0.05        0.05
Less distributions:
   Dividends from net investment income               (0.01)           (0.03)       (0.06)      (0.04)       (0.05)      (0.05)
                                                   --------         --------     --------    --------     --------    --------
Net asset value, end of period                     $   1.00         $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                   --------         --------     --------    --------     --------    --------
                                                   --------         --------     --------    --------     --------    --------
Total investment return (a)                            .62%            3.37%        5.64%       4.35%        4.77%       4.80%

Ratios/Supplemental Data:
   Net assets, end of period
     (nearest thousand)                            $136,924         $142,125     $113,595    $136,998     $147,995    $122,710
   Ratio of expenses to
     average net assets (b)<F2>                       0.92%            0.96%        0.80%       0.90%        0.89%       0.86%
   Capital contributions (a)<F1>                         --               --           --          --           --       0.13%
   Ratio of net investment income
     to average net assets (b)<F2>                    1.24%            3.23%        5.50%       4.26%        4.65%       4.71%

(a)<F1> In 1997 the advisers made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total returns would have been 4.67% for 1997.
(b)<F2> For the years ended December 31, 1999, 1998 and 1997, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                          2001           2000           1999           1998           1997
                                                         ------         ------         ------         ------         ------
     Ratio of expenses to average net assets              n/a            n/a           0.93%          0.96%          0.94%
     Ratio of net investment income
       to average net assets                              n/a            n/a           4.23%          4.58%          4.63%

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                  CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)
                              FINANCIAL HIGHLIGHTS

                                                 FOR THE SIX
                                                 MONTHS ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                                JUNE 30, 2002         ------------------------------------------------------
                                                 (UNAUDITED)          2001         2000        1999         1998        1997
                                                  ----------          ----         ----        ----         ----        ----
 (Selected data for each institutional share of
  the Fund outstanding throughout the periods)

Net asset value, beginning of period              $   1.00         $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                  --------         --------     --------    --------     --------    --------
Income from investment operations:
     Net investment income                            0.01             0.04         0.06        0.05         0.05        0.05

Less distributions:
     Dividends from net investment income            (0.01)           (0.04)       (0.06)      (0.05)       (0.05)      (0.05)
                                                  --------         --------     --------    --------     --------    --------
Net asset value, end of period                    $   1.00         $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                  --------         --------     --------    --------     --------    --------
                                                  --------         --------     --------    --------     --------    --------
Total investment return (b)                           .82%            3.78%        6.01%       4.67%        5.15%       5.21%

Ratios/Supplemental Data:
     Net assets, end of period
       (nearest thousand)                          $40,107          $62,250      $32,800     $10,536      $19,889     $33,057
     Ratio of expenses to
       average net assets (a)<F3>                    0.52%            0.56%        0.50%       0.58%        0.48%       0.45%
     Capital contribution (b)<F4>                       --               --           --          --           --       0.17%
     Ratio of net investment income
       to average net assets (a)<F3>                 1.64%            3.57%        6.00%       4.54%        5.06%       5.10%

(a)<F3> For the years ended December 31, 1999, 1998 and 1997 the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the ratios would have been as follows:

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                                    2001        2000         1999        1998         1997
                                                                   ------      ------       ------      ------       ------
     Ratio of expenses to average net assets                        n/a          n/a        0.62%        0.55%       0.54%
     Ratio of net investment income to average net assets           n/a          n/a        4.50%        4.99%       5.01%

(b)<F4> During 1997, the adviser made capital contributions to offset losses in securities. Had the adviser not made capital contributions, the adjusted total return would have been 5.04%.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

               CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)
                              FINANCIAL HIGHLIGHTS

 FOR THE PERIOD FROM
                                                      FOR THE SIX                FOR THE YEARS ENDED           DECEMBER 15, 1999
                                                      MONTHS ENDED                  DECEMBER 31,                (COMMENCEMENT OF
                                                     JUNE 30, 2002          ----------------------------      OPERATIONS) THROUGH
                                                      (UNAUDITED)             2001                2000         DECEMBER 31, 1999
                                                     -------------          --------            --------      -------------------
(Selected data for each Class B share of the Fund
  outstanding throughout the period)

Net asset value, beginning of period                    $   1.00            $   1.00            $   1.00            $   1.00
                                                        --------            --------            --------            --------
Income from investment operations:
     Net investment income                                    --                0.03                0.05                  --

Less distributions:
     Dividends from net investment income                     --               (0.03)              (0.05)                 --
                                                        --------            --------            --------            --------
Net asset value, end of period                          $   1.00            $   1.00            $   1.00            $   1.00
                                                        --------            --------            --------            --------
                                                        --------            --------            --------            --------
Total investment return                                     .32%               2.75%               5.05%               3.47%*<F5>

Ratios/Supplemental Data:
     Net assets, end of period
       (to nearest thousand)                              $7,405              $6,674              $3,332                $117
     Ratio of expenses to average net assets               1.52%               1.60%               1.40%               1.39%*<F5>
     Ratio of net investment income
       to average net assets                               0.65%               2.40%               4.94%               3.47%*<F5>

*<F5>  Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
   Investments in securities, at amortized cost and value:
       U.S. government and agency obligations                     $ 11,023,518
       Corporate investments                                       168,305,249
       Short-term investments                                        7,998,036
   Receivable for fund shares sold                                      89,629
   Interest receivable                                               1,371,125
   Other assets                                                          2,029
                                                                  ------------
           Total assets                                            188,789,586
                                                                  ------------

LIABILITIES:
   Payable for capital shares redeemed               $   81,131
   Dividends payable (Retail Class B)                       207
   Dividends payable (Retail Class X)                    39,851
   Dividends payable (Institutional Class Y)                128
   Management fees                                       30,291
   Accrued expenses                                     164,926
   Collateral on securities loaned, at value          4,037,500
                                                     ----------
       Total liabilities                                             4,354,034
                                                                  ------------

NET ASSETS                                                        $184,435,552
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
   Capital stock                                                  $184,395,343
   Undistributed net investment income                                   9,834
   Undistributed accumulated net realized gain                          30,375
                                                                  ------------
           Net Assets                                             $184,435,552
                                                                  ------------
                                                                  ------------
RETAIL CLASS X
   Net assets (in 000's)                                          $    136,924
   Shares issued and outstanding                                       136,898
   Net asset value and redemption price per share                        $1.00

INSTITUTIONAL CLASS Y
   Net assets (in 000's)                                          $     40,107
   Shares issued and outstanding                                        40,098
   Net asset value and redemption price per share                        $1.00

RETAIL CLASS B
   Net assets (in 000's)                                          $      7,405
   Shares issued and outstanding                                         7,403
   Net asset value and redemption price per share                        $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
   Interest                                                         $2,052,534
   Security lending revenue                                              9,615
                                                                    ----------
       Total investment income                                       2,062,149
                                                                    ----------
EXPENSES:
   Investment advisory fees                               190,419
   Administration fees                                    142,814
   Shareholder service fees Class X                       173,430
   Distribution fees Class X                              104,058
   Distribution fees Class B                               33,090
   Professional fees                                       49,784
   Depository fees                                          9,590
   Director fees                                           13,617
   Registration fees                                       23,728
   Transfer agent                                          16,381
   Pricing                                                  1,815
   Printing and postage fees                               39,315
   Miscellaneous expenses                                   3,434
                                                          -------
       Net expenses                                       801,475

NET INVESTMENT INCOME                                                1,260,674
                                                                    ----------
NET REALIZED GAIN FROM PORTFOLIO SALES                                  25,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,286,071
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX           FOR THE
                                                                          MONTHS ENDED         YEAR ENDED
                                                                         JUNE 30, 2002        DECEMBER 31,
                                                                          (UNAUDITED)             2001
                                                                         -------------        ------------
OPERATIONS:
     Net investment income                                                $  1,260,674        $  5,796,088
     Net realized gain from investment sales                                    25,397                 455
                                                                          ------------        ------------
          Net increase in net assets resulting from operations               1,286,071           5,796,543
                                                                          ------------        ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                           258,714,289         543,498,027
     Net asset value of shares issued in distributions                       1,024,343           4,955,795
     Cost of shares redeemed                                              (286,378,015)       (487,135,970)
                                                                          ------------        ------------
          Net increase (decrease) in net assets
            from capital share transactions                                (26,639,383)         61,317,852
                                                                          ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Class X Shares                                                           (866,789)         (1,453,810)
     Class Y Shares                                                           (371,033)         (4,224,596)
     Class B Shares                                                            (21,821)           (114,394)
                                                                          ------------        ------------
          Total distributions                                               (1,259,643)         (5,792,800)
                                                                          ------------        ------------
          Total increase (decrease) in net assets                          (26,612,955)         61,321,595

NET ASSETS:
     Balance at beginning of period                                        211,048,507         149,726,912
                                                                          ------------        ------------
     Balance at end of period (including undistributed net
       investment income of $9,834 and $8,803, respectively)              $184,435,552        $211,048,507
                                                                          ------------        ------------
                                                                          ------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2002 (UNAUDITED)

1.   ORGANIZATION --

North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: Tax-Exempt Fund, Government Fund, S&P100 Plus Fund, PSE Tech 100 Index Fund, Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report presents information only for the Cash Reserve Fund (the "Fund"). Information regarding the other funds is presented in separate reports. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

The Fund is a separate series of North Track, offering three share classes; Retail (Classes X and B) and Institutional (Class Y).

Each class of shares has identical rights and privileges, except with respect to shareholder service fees and distribution fees paid by Retail Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES --

The following is a summary of the significant accounting policies of the Fund:

     a) Valuation of Investments - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     b) Security Transactions - Security transactions are recorded on a trade date basis. Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

     c) Federal Income Taxes - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, on December 31, 2001 reclassifications were made to decrease undistributed net investment income by $5,366 and increase accumulated net realized gain by $5,366.

     d) Expense Allocation - The Fund bears all costs of its operations other than expenses specifically assumed by B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of North Track are affiliated). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Expenses incurred by North Track with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

     e) Distributions to Shareholders - Dividends from net investment income of the Cash Reserve Fund are declared daily and paid monthly.

     f) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     a) Investment Advisory Fees - BCZ is the Investment Advisor to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Fund incurred total Advisory fees of $190,419.

     b) Administration Fees - Pursuant to an Administrative Services Agreement, BCZ provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the six months ended June 30, 2002, the Fund incurred administration fees of $142,814.

     c) BCZ has an Accounting and Pricing Agreement with North Track to provide accounting and pricing services to the Fund. In addition, the Fund pays BCZ distribution fees and shareholder service fees for shareholder accounts maintained by BCZ instead of the applicable transfer agent fees. The total amount of the fees paid to BCZ for the six months ended June 30, 2002 were as follows:

                                                 COMMISSION &
    SHAREHOLDER SERVICE     DISTRIBUTION -      DISTRIBUTION -        FUND
          CLASS X              CLASS X             CLASS B         ACCOUNTING
    -------------------     --------------      --------------     ----------
         $173,430              $103,730              $790            $31,656

4.   LINE OF CREDIT --

North Track has an available line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. Each Fund's policies allow borrowings for temporary or emergency purposes.

5.   SECURITIES LENDING --

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of North Track. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

The value of the cash collateral at period end is reported on each Fund's Balance Sheet. Earnings from the cash collateral is recorded on the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into ten mutual fund series: Wisconsin Tax-Exempt Fund, Government Fund, Tax-Exempt Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Cash Reserve Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Government Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class C (front-end and contingent deferred sales charge) shares. The Cash Reserve Fund has designated three classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Shown below is the Capital share activity, in thousands, during the year ended December 31, 2001 and the six months ended June 30, 2002.

                                     CLASS X        CLASS Y        CLASS B
                                     -------        -------        -------
     SHARES OUTSTANDING
      AT DECEMBER 31, 2000            113,591         32,798          3,331
                                     --------       --------         ------
      Shares sold                     221,991        314,129          7,378
      Shares reinvested                 4,218            630            108
      Shares redeemed                (197,682)      (285,310)        (4,144)
                                     --------       --------         ------

     SHARES OUTSTANDING
      AT DECEMBER 31, 2001            142,118         62,247          6,673
                                     --------       --------         ------
      Shares sold                     110,288        145,341          3,085
      Shares reinvested                   864            140             20
      Shares redeemed                (116,372)      (167,630)        (2,375)
                                     --------       --------         ------

     SHARES OUTSTANDING
      AT JUNE 30, 2002                136,898         40,098          7,403
                                     --------       --------         ------
                                     --------       --------         ------

7.   DISTRIBUTIONS TO SHAREHOLDERS --

     There were no significant differences between the book basis and tax basis of distributable earnings as of December 31, 2001 and distributions for the year ended December 31, 2001.

8.   CHANGE OF AUDITORS --

     On June 26, 2002, based on the recommendation of the Audit Committee of North Track Funds, Inc. (the "Fund"), the Board of Directors selected Deloitte & Touche ("D&T") as the Fund's independent auditors for the fiscal years ending October 31, 2002 and December 31, 2002. D&T replaces Arthur Andersen LLP ("AA"), which served as the Fund's independent auditors for the fiscal years ended October 31, 2001, December 31, 2001 and prior years. The change from AA to D&T was made as a result of AA's withdrawal from the public accounting business.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                                     MATURITY     INTEREST
 PAR VALUE     DESCRIPTION                                                             DATE         RATE            VALUE
 ---------     -----------                                                           --------     --------          -----
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.0%

FEDERAL HOME LOAN BANK (FHLB)
 $1,000,000    FHLB Note                                                             01/16/03       5.370%       $  1,017,706
    250,000    FHLB Note                                                             11/15/02       6.250%            253,368
    800,000    FHLB Note                                                             08/15/02       6.000%            804,071
  1,000,000    FHLB Note                                                             07/08/02       6.190%          1,000,408
                                                                                                                 ------------
               Total Federal Home Loan Bank                                                                         3,075,553
                                                                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
  3,025,000    FHLMC Note                                                            05/15/03       7.375%          3,152,700
  3,000,000    FHLMC Note                                                            03/15/03       4.750%          3,051,477
                                                                                                                 ------------
               Total Federal Home Loan Mortgage Corporation                                                         6,204,177
                                                                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
    450,000    FNMA Discount Note                                                    11/29/02       2.220%            445,810
                                                                                                                 ------------
               Total Federal National Mortgage Association                                                            445,810
                                                                                                                 ------------

STUDENT LOAN MARKETING ASSOCIATION (SLMA)
  1,300,000    SLMA Medium Term Note                                                 02/14/03       2.000%          1,297,978
                                                                                                                 ------------

               Total Student Loan Marketing Association                                                             1,297,978
                                                                                                                 ------------
               Total U.S. Government and Agency Obligations                                                        11,023,518
                                                                                                                 ------------

CORPORATE SECURITIES -- 91.3%

BONDS AND NOTES
  1,025,000    American General Finance Corporation Senior Notes                     03/15/03       6.200%          1,049,222
  2,000,000    American General Finance Corporation Medium Term Notes                01/17/03       7.340%          2,059,206
  5,855,000    American General Finance Corporation Senior Notes                     07/01/02       7.450%          5,855,000
  2,250,000    Associates Corporation Medium Term Notes                              02/17/03       5.970%          2,299,822
  1,700,000    Associates Corporation Senior Notes                                   08/15/02       6.500%          1,708,899
  1,000,000    Associates Corporation Senior Notes                                   07/15/02       6.500%          1,001,515
  2,000,000    Associates Corporation Senior Notes                                   07/15/02       6.375%          2,001,767
  1,993,000    Associates Corporation Senior Notes                                   07/15/02       5.875%          1,994,356
  2,000,000    CIT Group Holdings Corporation Medium Term Senior Notes               12/15/02       6.150%          2,033,291
  1,000,000    CIT Group Holdings Corporation Notes                                  08/01/02       6.375%          1,003,388
    500,000    ChevronTexaco Corporation Notes Called 07-15-02 at $103.672           07/15/02       8.375%            519,472
  2,050,000    DuPont E.I. De Nemours Company Notes                                  10/15/02       6.750%          2,077,113
  6,340,000    DuPont E.I. De Nemours Company Notes                                  09/01/02       6.500%          6,385,455
  1,500,000    General Electric Capital Corporation Global Medium Term Notes         02/03/03       7.000%          1,543,556
  1,000,000    General Electric Capital Corporation Global Medium Term Notes         02/03/03       5.160%          1,017,281
  2,000,000    General Electric Capital Corporation Global Medium Term Notes         10/01/02       6.700%          2,023,045
  2,400,000    General Motors Acceptance Corporation Medium Term Notes               07/08/02       6.300%          2,400,962
  1,525,000    IBM Credit Corporation Medium Term Notes                              11/12/02       6.450%          1,548,886
    200,000    IBM Credit Corporation Notes                                          11/01/02       7.250%            203,286
    183,000    Merrill Lynch & Company Global Bond                                   02/12/03       6.000%            186,754
  1,000,000    Merrill Lynch & Company Medium Term Notes                             02/11/03       7.180%          1,030,203
  2,000,000    Merrill Lynch & Company Medium Term Notes                             01/06/03       5.920%          2,034,975
  2,000,000    Merrill Lynch & Company Notes                                         11/01/02       8.300%          2,042,349
  2,000,000    Merrill Lynch & Company Notes                                         09/19/02       6.640%          2,014,917
  2,000,000    Merrill Lynch & Company Medium Term Senior Notes                      08/26/02       7.070%          2,014,889
    500,000    Norwest Financial Corporation Senior Notes                            11/01/02       6.250%            506,576
  3,000,000    Toyota Motor Credit Corporation Medium Term Senior Notes              09/05/02       6.930%          3,026,561
  3,580,000    Wells Fargo Company Senior Notes                                      05/01/03       7.200%          3,707,251
  2,000,000    Wells Fargo Company Medium Term Senior Notes                          02/01/03       5.750%          2,038,907
                                                                                                                 ------------
               Total Corporate Bonds                                                                               57,328,904
                                                                                                                 ------------

COMMERCIAL PAPER
  3,250,000    American Express Credit Corporation                                   08/05/02       1.750%          3,244,470
  2,750,000    American Express Credit Corporation                                   07/19/02       1.760%          2,747,580
  3,000,000    American Express Credit Corporation                                   07/08/02       1.760%          2,998,973
  5,500,000    Asset Securitization Cooperative Corp.                                08/23/02       1.780%          5,485,580
  1,500,000    Asset Securitization Cooperative Corp.                                08/09/02       1.770%          1,497,124
  2,000,000    Asset Securitization Cooperative Corp.                                07/26/02       1.780%          1,997,528
  3,500,000    Chevron Texaco                                                        08/12/02       1.760%          3,492,813
  1,500,000    Chevron Texaco                                                        07/23/02       1.730%          1,498,414
  1,000,000    Chevron Texaco                                                        07/11/02       1.740%            999,517
  2,000,000    Chevron Texaco                                                        07/10/02       1.740%          1,999,130
  2,800,000    Enterprise Funding Corporation                                        09/19/02       1.770%          2,788,987
  3,145,000    Enterprise Funding Corporation                                        07/30/02       1.790%          3,140,465
  2,000,000    Enterprise Funding Corporation                                        07/23/02       1.780%          1,997,825
  1,056,000    Enterprise Funding Corporation                                        07/15/02       1.830%          1,055,248
  1,200,000    General Electric Capital Corporation                                  07/31/02       1.740%          1,198,260
  1,300,000    General Electric Capital Corporation                                  07/18/02       1.790%          1,298,901
  2,000,000    General Electric Capital Corporation                                  07/12/02       1.780%          1,998,912
  1,700,000    Household Finance Corporation                                         08/06/02       1.760%          1,697,008
  2,000,000    Household Finance Corporation                                         07/16/02       1.700%          1,998,583
  3,000,000    Household Finance Corporation                                         07/09/02       1.820%          2,998,787
  4,000,000    IBM Credit Corporation                                                07/10/02       1.800%          3,998,200
  3,000,000    Marshall & Ilsley Corporation                                         08/19/02       1.750%          2,992,854
  2,000,000    Marshall & Ilsley Corporation                                         07/30/02       1.750%          1,997,181
  4,000,000    Marshall & Ilsley Corporation                                         07/08/02       1.770%          3,998,623
  1,500,000    Old Line Funding Corp.                                                08/14/02       1.780%          1,496,737
  2,600,000    Old Line Funding Corp.                                                07/24/02       1.780%          2,597,043
  3,301,000    Old Line Funding Corp.                                                07/17/02       1.780%          3,298,388
  1,500,000    Old Line Funding Corp.                                                07/11/02       1.780%          1,499,257
  2,000,000    Paradigm Funding LLC.                                                 07/26/02       1.810%          1,997,486
  2,000,000    Paradigm Funding LLC.                                                 07/23/02       1.810%          1,997,788
  5,000,000    Paradigm Funding LLC.                                                 07/02/02       1.780%          4,999,753
  1,400,000    Preferred Receivables Funding Corporation                             08/07/02       1.810%          1,397,396
  3,000,000    Preferred Receivables Funding Corporation                             08/06/02       1.810%          2,994,570
  3,605,000    Preferred Receivables Funding Corporation                             07/25/02       1.780%          3,600,722
  1,000,000    Preferred Receivables Funding Corporation                             07/09/02       1.780%            999,604
  5,000,000    State Street Corporation                                              07/18/02       1.750%          4,995,868
  4,000,000    State Street Corporation                                              07/12/02       1.760%          3,997,849
  4,000,000    Toyota Motor Credit                                                   07/17/02       1.730%          3,996,925
  1,000,000    Triple-A One Funding Corporation                                      08/20/02       1.780%            997,528
  4,000,000    Triple-A One Funding Corporation                                      08/09/02       1.810%          3,992,157
  3,000,000    Triple-A One Funding Corporation                                      07/15/02       1.780%          2,997,923
  1,000,000    Triple-A One Funding Corporation                                      07/10/02       1.780%            999,555
  3,000,000    Wells Fargo Financial, Inc.                                           07/09/02       1.750%          2,998,833
                                                                                                                 ------------
               Total Commercial Paper                                                                             110,976,345
                                                                                                                 ------------
               Total Corporate Securities                                                                         168,305,249
                                                                                                                 ------------

SHORT TERM SECURITIES -- 4.3%

MONEY MARKET
  3,959,840    AIM Liquid Assets - Cash Management Fund                                                             3,959,840
        696    Highmark U.S. Government Money Market Fund                                                                 696
                                                                                                                 ------------
               Total Money Market                                                                                   3,960,536
                                                                                                                 ------------
               Short-Term Investments Held as Collateral for Loaned Securities                                      4,037,500
                                                                                                                 ------------
               Total Short Term Securities                                                                          7,998,036
                                                                                                                 ------------
Total Investments, at Amortized Cost                                                                             $187,326,803
                                                                                                                 ------------
                                                                                                                 ------------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

1-800-826-4600

Sales & Marketing
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia J. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, IL 60601-6779

215 North Main Street o West Bend, Wisconsin 53095-3348

[NORTH TRACK LOGO]
SHARPEN YOUR FOCUS

SEMI-ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.